SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 11, 2002
(Date of earliest event reported)

Commission File No.: 333-74308

                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                     21703
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Address of principal executive offices                                (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
      (99)                                      Collateral Term Sheets
                                                prepared by Wells Fargo
                                                Asset Securities Corporation
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-C

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES
                                          CORPORATION

July 11, 2002

                                        By: /s/ Alan S. McKenney
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                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------                       -----------                     --------------

   (99)           Collateral Term Sheets prepared by Wells              E
                  Fargo Asset Securities Corporation in
                  connection with Wells Fargo Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates, Series 2002-C